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                                                                   Exhibit 10.17

            AMENDMENT AND ASSIGNMENT OF THE SHARE PURCHASE AGREEMENT

          THIS AMENDMENT AND ASSIGNMENT OF THE SHARE PURCHASE AGREEMENT (this "Amendment") is made as October 2, 1998, by and among Norcross Safety Products L.L.C., a Delaware limited liability company ("Norcross"), North Safety Products Corp., a Delaware corporation and an Affiliate of Norcross ("NSP Corp."), Siebe plc, a British public limited company ("Siebe"), Siebe International Limited, a British private limited company ("Siebe International"), Deutsche Siebe GMBH, a German private company limited by shares ("Deutsche Siebe") and Siebe Inc., a Delaware corporation ("Siebe US"), NSP Corp., Norcross, Siebe, Siebe International, Deutsche Siebe and Siebe US are collectively referred to herein as the "Parties" or individually as a "Party." Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Share Purchase Agreement (the "Share Purchase Agreement"), dated as of September 1, 1998, by and among the Parties (other than NSP Corp.).

          WHEREAS, Norcross desires to assign certain of its rights and obligations under the Share Purchase Agreement to NSP Corp., and NSP Corp. desires to assume all such rights and obligations of Norcross under the Share Purchase Agreement.

          WHEREAS, the Parties desire to amend the Share Purchase Agreement to reflect the assignment of certain rights and obligations under the Share Purchase Agreement from Norcross to NSP Corp. and to add NSP Corp. as a party thereto and to further amend such Share Purchase Agreement as hereinafter described.

          NOW THEREFORE, in consideration of the mutual agreements and covenants made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

          SECTION 1.   ASSIGNMENT OF SHARE PURCHASE AGREEMENT. Pursuant to
Section 10.5 of the Share Purchase Agreement, Norcross hereby assigns all of its rights and obligations as "Norcross" under Sections 2.1(A)(1), 2.1(A)(3), 2.1(A)(4), 2.4(A)(1), 2.4(A)(3), 2.4(A)(4), 2.4(A)(5), 2.4(A)(6), 2.4(C) and 2.5
of the Share Purchase Agreement to NSP Corp., and NSP Corp. hereby accepts and assumes all of such rights and obligations under the Share Purchase Agreement.

          SECTION 2.   AMENDMENTS TO THE SHARE PURCHASE AGREEMENT.

          (a) Section 2.2 of the Share Purchase Agreement is hereby amended and restated in its entirety as follows:

     For purposes of this Purchase Agreement the term "Purchase Price means $225,000,000 PLUS or MINUS the amount of the Adjustment.

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          (b)   Sections 2.4(B) and (C) of the Share Purchase Agreement are
hereby amended and restated in its entirety as follows:

          (A) CASH PAYMENT AT CLOSING. At the Closing. Norcross will pay the Siebe Sellers $207,500,000 in cash as follows:

                (1) Norcross will pay Siebe $28,600,000 for the North Safety Products Shares;

                (2) Norcross will pay Siebe International $12,600,000 for the James North (Africa) Shares;

                (3) Norcross will pay Deutsche Siebe $2,700,000 for the ISP Shares;

                (4) Norcross will pay Siebe $147,800,000 for the Siebe North Shares;

                (5) Norcross will pay Siebe $15,000,000 in consideration of the covenant contained in Section 7.9; and

                (6) Norcross will pay Siebe $800,000 in consideration of the Trademark License Agreement.

          (B) DELIVERY OF DEFERRED NOTE. At the Closing, NSP Holdings L.L.C. will deliver to Siebe the Deferred Note in the principal amount of $17,500,000 in the form attached hereto.

          (c) Section 4.11 of the Share Purchase Agreement is hereby amended by adding at the end of such Section 4.11 the following provision:

          "(E) With respect to the conveyance of the landfill property in Clover, SC (the "Landfill Parcels") and the creation of an easement for access to such Landfill Parcels (the "Easement Parcels") pursuant to
     Section 4.11(B) and Appendix H of this Purchase Agreement. Siebe and Norcross agree as follows:

          (i) Prior to the Closing. (i) Siebe US shall cause Siebe North, Inc., a Delaware corporation ("SNI"), as owner of the Landfill Parcels and wholly-owned subsidiary of Siebe North, to execute and deliver a quit claim deed, in form and substance satisfactory to Norcross (the "Clover Deed") conveying the Landfill Parcels to Siebe Properties, L.L.C., a Delaware limited liability company and wholly-owned subsidiary of Siebe US ("Siebe Properties"), and (ii) Siebe US shall cause SNI and Siebe Properties to enter into and deliver to the other an easement agreement, in form and substance satisfactory to Norcross (the "Clover Easement"), granting Siebe Properties the right of ingress and egress over the Easement Parcels.

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          (ii)  The Clover Deed and Clover Easement shall be dated prior to the
                Closing Date and shall contain a legal description for the respective Landfill Parcels and Easement Parcels as prepared by the surveyor engaged by Norcross to survey the Clover, SC property (the "Survey Legal Descriptions").

          (iii) Siebe Properties shall not, and shall not cause, permit or suffer any other person to, record the Clover Deed or Clover Easement until a subdivision of the Clover, SC property which creates separate legal parcels for the Landfill Parcels and Easement Parcels has been approved by the necessary governmental authorities and recorded as required under applicable law (the "Approved Plat of Subdivision").

          (iv) If the legal description of the Landfill Parcels or Easement Parcels in the Approved Plat of Subdivision are different in any respect from the Survey Legal Descriptions for the Landfill Parcels or Easement Parcels. Siebe US and Norcross shall cause SNI and Siebe Properties to substitute the legal descriptions in the Approved Plat of Subdivision in the Clover Deed and Easement Agreement (as the case may be) prior to recording such instruments. The provisions of this 4.11(E) shall survive the Closing.

          (b) Section 7.6 of the Share Purchase Agreement is hereby amended by adding at the end of such Section 7.6 the following provision:

          "Notwithstanding anything to the contrary contained in this Section 7.6, Norcross will not be responsible for, will not be required to obtain releases with respect to, and will not be required to provide indemnification for, the existing guarantees for the lease agreements for the Skokie, Illinois, Maiden, North Carolina, and Cranston, Rhode Island facilities."

          (c)   The Share Purchase Agreement is hereby amended as follows:

                (i) Until such time as (A) North Safety Products and Siebe have duly executed a definitive sublease agreement ("Dukinfield Sublease") with respect to the property located at Tameside Park Astley Street Ashton-under-Lyne, Dukinfield, England, which North Safety Products currently occupies pursuant to the consent of Siebe (the "Dukinfield Leased Property") and (B) North Safety Products has received the consent of the prime landlord with respect to the Dukinfield Leased Property (the "Dukinfield Master Landlord") to the Dukinfield Sublease, the parties hereto covenant and agree that the use and occupancy of the Dukinfield Leased Property shall be on the terms and conditions contained in Section 3 of Appendix H to the Share Purchase Agreement.

                (ii) Until such time as SNI has received the consent of the Cranston Prime Landlord to the Cranston Assignment and the Cranston Sublease, the parties hereto covenant

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     and agree that the use and occupancy of the Cranston Leased Property shall be on the terms and conditions contained in Sections 2(a), 2(b) and 2(d) of Appendix H to the Share Purchase Agreement."

          (d) Section 8.2(E) of the Share Purchase Agreement is hereby amended and restated in its entirety as follows:

          "Any liabilities or obligations (whether disclosed in the Disclosure Package, otherwise disclosed or undisclosed, accrued, absolute, contingent, unliquidated, known or unknown, due or to become due, and regardless of when asserted), arising out of, related to, or caused by the condition of, or activities conducted at, or interest in, the Hyde Facility, the RockFord Facility and the Clover facility, the capitalization of indebtedness of any of the North Safety Companies by any of the Siebe Sellers from the date of the Base-Line Balance Sheet through and including the Closing Date or any agreements between any of the Siebe Sellers and any of the North Safety Companies existing prior to or as of the Closing."

          (e) The Share Purchase Agreement is hereby amended by adding at the end of Section 8.2(E) the following provision:

          "(F) any and all obligations, costs, liabilities, losses, damages, claims or expenses (whether disclosed in the Disclosure Package, otherwise disclosed or undisclosed, accrued, absolute, contingent, unliquidated, known or unknown, due or to become due, and regardless of when asserted and including, without limitation, any cost, liability, loss, damage or expense related to any additional rent, relocation costs and other consequential damages incurred in obtaining or attempting to obtain substantially equivalent space) arising out of, related to or resulting from or in connection with (i) the fact that the Dukinfield Sublease has not been duly executed by North Safety Products or Siebe or arising out of, related to or resulting from or in connection with the fact that the North Safety Products has not received the consent of the Dukinfield Master Landlord to the Dukinfield Sublease: (ii) any events, circumstances, conditions, occurrences or state of facts concerning the Dukinfield Leased Property existing, arising or accruing on or prior to the commencement of the term of the Dukinfield Sublease; and (iii) any and all terms, covenants, liabilities or obligations related to repainting, redecorating or otherwise improving the Dukinfield Leased Property. The provisions of this Section 8.2(F) shall survive the Closing. For purposes of this Section 8.2, an 'affiliate' of Norcross shall include North Safety Products.

          (G) any and all obligations, costs, liabilities, losses, damages, claims or expenses (whether disclosed in the Disclosure Package, otherwise disclosed or undisclosed, accrued, absolute, contingent, unliquidated, known or unknown, due or to become due, and regardless of when asserted) arising out of, related to, or caused by the terms or conditions of, or activities conducted at, or interest in, or the

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     Cranston Leased Property on and after the Assumption Date. The provisions of this Section 8.2(G) shall survive the Closing."

          (f) The parties hereto acknowledge that Section 9.4 of the Share Purchase Agreement has no further force or effect after the Closing.

          (g) Section 10.1 of the Share Purchase Agreement is hereby amended by adding the following provision at the end of Section 10.1:

     "Siebe Sellers hereby covenant and agree to provide reasonably requested cooperation to Norcross. NSP Corp. and/or the North Safety Companies (at the requesting entity's sole expense, except to the extent such requesting party is entitled to indemnification therefor under this Purchase Agreement) in order to effectuate the transactions contemplated in this Purchase Agreement and to provide for the orderly transition of the North Safety Business."

          (h) Section 10.3(E) shall be amended by adding the following provision immediately prior to the period for such provision:

          "provided, however, that the Siebe Sellers shall be solely responsible for the payment of any additional transfer taxes, imposts or duties resulting from or related to any increase in the issued and outstanding share capital of North Safety Products or James North (Africa)."

          (i) Section 10.5 of the Share Purchase Agreement is amended and restated in its entirety as follows:

          10.5 ASSIGNMENT. The Purchase Agreement will be binding upon and inure to the benefit of the successors of each of the parties hereto, but shall not be assignable by either party without the prior written consent of the other; PROVIDED, HOWEVER, that Norcross or NSP Corp. may, at its sole discretion, assign, in whole or in part, its rights and obligations pursuant to the Purchase Agreement and related agreements to one or more of its affiliates, to any of its financing sources as collateral security, or in connection with the sale of assets or securities of Norcross, NSP Corp. or any of the North Safety Company; provided that in the case of a Change of Control (as defined in the Deferred Note). NSP Holdings L.L.C. shall pay the Deferred Note in full.

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          (j)   Section 10.4 of the Share Purchase Agreement is hereby amended by adding the following address at the subsection thereof providing for notices to Norcross:

          and with a copy to:

          North Safety Products Corp.
          2211 York Road - Suite 215
          Oak Brook, Illinois 60523
          USA
          Attention: Secretary
          Telefax: 1.630.572.8518

          (k) Appendix I of the Share Purchase Agreement is amended and restated in its entirety in the form attached hereto.

          SECTION 3. EFFECTIVENESS. Pursuant to Sections 9.1 and 10.5 of the Share Purchase Agreement, the Share Purchase Agreement is hereby assigned and amended in accordance with the provisions hereof, and this Amendment shall be effective and binding on all Parties upon execution. Any reference to "this Purchase Agreement" in the Share Purchase Agreement, or any reference to the Share Purchase Agreement in any notice, request, instrument, certificate, contract or otherwise shall hereafter be deemed to refer to the Share Purchase Agreement, as hereby amended. Except as modified by this Amendment, the Share Purchase Agreement shall remain in full force and effect and is hereby ratified and affirmed in all respects.

          SECTION 4. MISCELLANEOUS. Sections 10.4, 10.8, and 10.9 of the Share Purchase Agreement are hereby incorporated by reference in their entirety, except that any reference therein to "this Purchase Agreement" shall be treated as a reference to this Amendment. Section 10.10 of the Share Purchase Agreement is hereby incorporated by reference in its entirety, except that any reference therein to "this Purchase Agreement" shall be treated as a reference to the Share Purchase Agreement, as amended by this Amendment.

                                   * * * * * *

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          IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date above first written.

                                                NORCROSS SAFETY PRODUCTS, LLC


                                                By: /s/ ROBERT A. PETERSON
                                                   --------------------------
                                                   Its: President


                                                NORTH SAFETY PRODUCTS CORP.


                                                By: /s/ ROBERT A. PETERSON
                                                   --------------------------
                                                   Its: President


                                                SIEBE PLC


                                                By: /s/ [ILLEGIBLE]
                                                   --------------------------
                                                   Its:


                                                SIEBE INTERNATIONAL LIMITED


                                                By: /s/ [ILLEGIBLE]
                                                   --------------------------
                                                   Its: ATTORNEY-IN-FACT


                                                DEUTSCHE SIEBE GMBH


                                                By: /s/ [ILLEGIBLE]
                                                   --------------------------
                                                   Its: ATTORNEY-IN-FACT


                                                SIEBE INC.


                                                By: /s/ [ILLEGIBLE]
                                                   --------------------------
                                                Its:    ATTORNEY-IN-FACT

                                                            AMENDED AND RESTATED
                                                                      Appendix I

                                EMPLOYEE BENEFITS

     The Employee Benefits Agreement will provide the following:

1.   GENERALLY

     A. Except as provided in paragraph 1.B below, all persons who are employees of the North Safety Companies immediately before the Closing (the "Continuing Employees") will continue to be employees of their respective North Safety Company employers at and immediately after the Closing, with the effect that no period of unemployment will have occurred for any of the Continuing Employees as a consequence of the sale of the North Safety Shares to Norcross.

     B. Notwithstanding paragraph 1.A above, the Siebe Sellers shall take such action as is necessary such that Mr. L.W. Varner, Jr. will cease to be an employee of any of the North Safety Companies immediately prior to the Closing.

          The Siebe Sellers will assume and be liable for severance and other payments payable to Mr. L.W. Varner, Jr. solely as a result of his termination of employment with the North Safety Companies prior to the Closing and shall indemnify Norcross for any liability relating to such severance and other payments.

     C. Except as expressly provided in this Appendix I, nothing in the Purchase Agreement will affect or restrict Norcross or its successors in interest from establishing and changing from time to time the terms and conditions of employment of North Safety Company employees after the Closing.

2.   CONTINUING EMPLOYEES OF NORTH SAFETY PRODUCTS

     The following provisions will apply to the Continuing Employees of North Safety Products:

     A.   PENSION PLANS

          (1) North Safety Products is a sponsor of the Siebe Pension Scheme, and the Siebe Executive Pension Scheme (collectively, the "U.K. Pension Schemes") providing pension benefits to Continuing Employees of North Safety Products among others.

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                                                                      Appendix I

          (2) Within six months after the Closing, Norcross will establish one or more new pension schemes (the "Norcross UK Pension Scheme") for the Continuing Employees of North Safety Products.

          (3) From the Closing until the earlier of the date the Norcross UK Pension Scheme is established and six months after the Closing (the "Continuation Period"), the Siebe Sellers will cause the UK Pension Schemes to allow Continuing Employees of North Safety Products to continue participating in the UK Pension Schemes under the existing arrangements at the expense of Norcross, it being understood that in addition to the contracting out contribution and the Members' own contribution to the U.K. Pension Schemes, a contribution to Siebe plc will be required of North Safety Products during the Continuation Period at the annual rate being contributed during the Continuation Period by other U.K. Subsidiaries of Siebe plc, but not in excess of 10% of pensionable earnings for the Continuation Period.

          (4) If the Norcross UK Pension Scheme provides Continuing Employees of North Safety Products with an Inland Revenue Approved Scheme, then at the request of Norcross, the Siebe Sellers will cause the transfer, from the UK Pension Schemes to the Norcross UK Pension Scheme, of assets equivalent to the actuarial liabilities of the U.K. Pension Schemes related to the Continuing Employees who are participants in the Norcross U.K. Pension Schemes; provided that the amount of assets to be transferred shall be negotiated in good faith and in accordance with applicable law by the Siebe Sellers and Norcross.

          (5) Norcross will be free to modify, amend, or terminate the Norcross UK Pension Scheme after the Closing as it chooses, but only if -

                 (a) Such modifications or amendments are in accordance with the terms of the Norcross UK Pension Scheme as in effect form time to time and in accordance with applicable law;

                 (b) Such modifications or amendments continue to give Continuing Employees credit for participation purposes and, subject to transfer of assets and liabilities pursuant to Paragraph 2(A)(4) being completed, for benefit accrual purposes of their prior service with North Safety Products, its affiliated companies and/or predecessors as provided in the affected UK Pension Schemes; and

                 (c) Norcross indemnifies the Siebe Sellers and holds the Siebe Sellers harmless from and against any and all liabilities, damages, claims, losses, costs, and expenses (including

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                                                                      Appendix I

                         attorneys' fees) arising solely out of or resulting from any such modification, amendment, or termination.

     B.   BENEFIT PLANS

          (1) North Safety Products participates in the BUPA corporate health care scheme maintained by Siebe plc (the "Siebe BUPA") for certain of its Continuing Employees who are in upper management of North Safety Products and their respective spouses (the "BUPA Participants"). The coverage of the BUPA Participants in the Siebe BUPA will cease as of October 1, 1998.

          (2) Prior to, but effective as of, October 1, 1998, North Safety Products will establish a BUPA (the "North Safety BUPA") for the BUPA Participants and North Safety Products will continue to sponsor and maintain the North Safety BUPA after the Closing

          (3) Norcross will be free to modify, amend, or terminate the North Safety BUPA after the Closing as it chooses, but only if:

                 (a) Such modifications or amendments are in accordance with the terms of the North Safety BUPA as in effect from time to time and all applicable legal requirements;

                 (b) Such modifications or amendments continue to give Continuing Employees credit for participation for their prior service with North Safety Products, its affiliated companies and/or predecessors as provided in the North Safety BUPA; and

                 (c) Norcross indemnifies the Siebe Sellers and holds the Siebe Sellers harmless from and against any and all liabilities, damages, claims, loses, costs, and expenses (including attorneys' fees) arising solely out of or resulting from any such modification, amendment, or termination.

3.   CONTINUING EMPLOYEES OF JAMES NORTH (AFRICA)

     The following provisions will apply to the Continuing Employees of James North (Africa) and its subsidiary, James North (Zimbabwe) Pty, Ltd.:

                                                                      Appendix I

     EMPLOYEE BENEFIT PLANS

          (1) James North (Zimbabwe) (Pty.) Ltd. will remain the sponsor of the James North (Zimbabwe) (Pvt) Ltd. Pension Fund (the "James North Pension Fund").

          (2) James North (Africa) will remain the sponsor of the North Safety Products (Africa) (Pty) Ltd. Retirement Benefit and Life Assurance Scheme, the North Safety Products (Africa) (Pty) Ltd. Pension and Life Assurance Scheme, the North Safety Products (Africa) (Pty) Ltd. Endorsement No. 1 to Family Benefit Policy and the North Safety Products (Africa) (Pty) Ltd. Group Healthbridge Policy (collectively the "James North (Africa) Plans").

          (3) Norcross will be free to modify, amend, or terminate any or all of the James North Pension Fund and the James North (Africa) Plans after the closing as it chooses, but only if:

                 (a) Such modifications or amendment are in accordance with the terms of the James North Pension Fund and the James North (Africa) Plans as in effect from time to time and in accordance with all applicable legal requirements.

                 (b) Such modifications or amendments continue to give Continuing Employees credit for participation and benefit accrual purposes for their prior service with James North (Africa), its affiliated companies and/or predecessors as provided in the James North Pension Fund and the James North (Africa) Plans; and

                 (c) Norcross indemnifies the Siebe Sellers and holds the Siebe Sellers harmless from and against any and all liabilities, damages, claims, losses, costs, and expenses (including attorneys' fees) arising solely out of or resulting from any such modification, amendment, or termination.

4.   CONTINUING EMPLOYEES OF ISP

          [INTENTIONALLY DELETED]

5.   CONTINUING EMPLOYEES OF SIEBE NORTH

     The following provisions will apply to Continuing Employees of Siebe North:

     A.   PENSION PLANS

                                                                      Appendix I

          (1) Siebe North will remain the sponsor of each of the Siebe North, Inc. Employees' Pension Plan and the W. H. Salisbury & Company Employees Pension Plan (collectively, the "Siebe North Pension Plans").

          (2) The Siebe Sellers will cause that portion of the assets held in the Siebe, Inc. Master Retirement Trust (the "Master Pension Trust ") and allocable to the Siebe North Pension Plans to be transferred to one or more new (or existing) trusts ( the "Norcross Pension Trust(s)") as follows:

                 (a) Norcross will establish (or designate) the Norcross Pension Trust(s) as soon as practicable after the Closing. Norcross will provide the Siebe Sellers with written evidence, in the form of an IRS determination letter (and, if such trust is not established after the date hereof, an opinion of counsel reasonably acceptable to the Siebe Sellers), no later than 30 days after Closing that the Norcross Pension Trust(s) is
                         (are) exempt from taxation under Section 501(a) of the Internal Revenue Code of 1986, as amended (the "Code").

                 (b) The Siebe Sellers will cause the trustee of the Master Pension Trust to calculate the fair market value, in a manner consistent with the trustee's past practice and fiduciary duty under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), that portion of the assets of the Master Pension Trust that are allocable to the Siebe North Pension Plans as of the last calendar day of first calendar month after the Closing (the "Pension Assets Valuation Date"). The portion of assets of the Master Pension Trust, as so valued by the trustee, is called the "Base Asset Value" below.

                 (c) As soon as practicable after the trustee of the Master Pension Trust has completed the valuation described in paragraph 5(A)(2)(b) above, the trustee of the Master Pension Trust will transfer to the trustee of the Norcross Pension Trust(s) an amount (in cash or other property as Norcross and the Siebe Sellers may agree) equal to -

                         (i)     the Base Asset Value, PLUS

                         (ii) interest on the Base Asset Value from the Pension Assets Valuation Date to the date of transfer at a rate of interest (the "Short-Term Rate") equal to the actual

                                                                      Appendix I

                                 rate of return realized during such period on investments held in the Master Pension Trust allocable to the Siebe North Pension Plans, MINUS

                         (iii) the amount of benefit payments (the "Interim Payments") made from the Pension Assets Valuation Date to the date of transfer to employees or their beneficiaries made in accordance with the provisions of the Siebe North Pension Plans, MINUS

                         (iv) interest on the Interim Payments from the date such payments were made until the date of transfer at the Short-Term Rate, MINUS

                         (v) an allocable share of fees and expenses incurred or paid by the Master Pension Trust in respect of the period beginning the Closing and ending the date of transfer.

          (3) Norcross will be free to modify, amend, or terminate the Siebe North Pension Plans after the Closing as it chooses, but only if -

                 (a) Such modifications or amendments are in accordance with the terms of the Siebe North Pension Plans as in effect from time to time and in accordance with law, including ERISA;

                 (b) Such modifications or amendments continue to give Continuing Employees credit for participation and benefit accrual purposes for their prior service with Siebe North or its affiliated companies and/or predecessors as provided in the Siebe North Pension Plans; and

                 (c) Norcross indemnifies the Siebe Sellers and holds the Siebe Sellers harmless from and against any and all liabilities, damages, claims, losses, costs, and expenses (including attorneys' fees) arising solely out of or resulting from any such modification, amendment, or termination.

          (4) The Siebe Sellers will jointly and severally indemnify and defend (in the case of third party claims) Norcross and each of its affiliates from and against any and all liabilities, damages, claims, losses, costs, and expenses (including attorneys' fees) arising solely out of both (i) any employee benefit plan which is subject to Title IV of ERISA (other than the Siebe North Pension Plans) and (ii) Siebe North having been under "common control" with Siebe US (within the meaning of Section 4001 (a)(14) of ERISA).

                                                                      Appendix I

B.   INVESTMENT PLAN

     (1) Siebe North will remain the sponsor of each of the Siebe North, Inc. Employees' Investment Plan and the W. H. Salisbury & Company Employees Retirement Plan (collectively, the "Siebe North 401(k) Plans").

     (2) The Siebe Sellers will cause that portion of the assets held in the Siebe Inc. Defined Contribution Plan Master Trust (the "Master 401(k) Trust") and allocable to the Siebe North 401(k) Plans (and equal to the account balances under the Siebe North 401(k) Plans) (i) to become fully vested as of the Closing to the extent not already vested and
          (ii) to be transferred to one or more new (or existing) trusts (the "Norcross 401(k) Trust(s)") as follows:

          (a) Norcross will establish the Norcross 401(k) Trust(s) as soon as practicable after the Closing. Norcross will provide the Siebe Sellers with written evidence, in the form of an IRS determination letter (and, if such trust is not established after the date hereof, an opinion of counsel reasonably acceptable to the Siebe Sellers), no later than 30 days after Closing that the Norcross 401(k) Trust(s) is exempt from taxation under Section 501(a) of the Code.

          (b) The Siebe Sellers will cause the trustee of the Master 401(k) Trust to calculate the fair market value as of the Closing, in a manner consistent with the trustee's past practice and fiduciary duty under ERISA, that portion of the assets of the Master 401(k) Trust that are held on account for the participants of the Siebe North 401(k) Plans.

          (c) As soon as practicable after the trustee of the Master 401(k) Trust has completed the valuation described in paragraph 5(B)(2)(b) above, the trustee of the Master 401(k) Trust will transfer to the trustee of the Norcross 401(k) Trust(s) an amount (in cash or other property as Norcross and the Siebe Sellers may agree) equal to the total account balances held on account for the participants of the Siebe North 401(k) Plans, together with earnings attributable to such accounts between the Closing and the date of transfer.

     (3) Norcross will be free to modify, amend, or terminate the Siebe North 401(k) Plans after the Closing as it chooses, but only if -

          (a)    Such modifications or amendments are in accordance with

                                                                      Appendix I

                 the terms of the Siebe North 401(k) Plans as in effect from time to time and in accordance with law, including ERISA;

          (b) Such modifications or amendments continue to give Continuing Employees credit for participation and benefit accrual purposes for their prior service with Siebe North or its affiliated companies and/or predecessors as provided in the Siebe North 401(k) Plans; and

          (c) Norcross indemnifies the Siebe Sellers and holds the Siebe Sellers harmless from and against any and all liabilities, damages, claims, losses, costs, and expenses (including attorneys' fees) arising solely out of or resulting from any such modification, amendment, or termination.

C.   BENEFITS RESTORATION PLAN

     (1) Siebe North will remain the sponsor of the Siebe North Inc. Benefit Restoration Plan (the "Siebe North SERP").

     (2) Norcross will be free to modify, amend, or terminate the Siebe North SERP after the Closing as it chooses, but only if -

          (a) Such modifications or amendments are in accordance with the terms of the Siebe North SERP as in effect from time to time and in accordance with law, including ERISA;

          (b) Such modifications or amendments continue to give Continuing Employees credit for participation and benefit accrual purposes for their prior service with Siebe North or its affiliated companies and/or predecessors as provided in the Siebe North SERP; and

          (c) Norcross indemnifies the Siebe Sellers and holds the Siebe Sellers harmless from and against any and all liabilities, damages, claims, losses, costs, and expenses (including attorneys' fees) arising solely out of or resulting from any such modification, amendment, or termination.

D.   DEFERRED COMPENSATION PLAN

     (1) The Siebe Group of companies in the United States, including Siebe North, currently maintain the Siebe plc Deferred Compensation Plan (the "Siebe Deferred Compensation Plan").

     (2)  The following Continuing Employees (the "North Safety Deferred

                                                                      Appendix I

          Compensation Participants") participate in the Siebe Deferred Compensation Plan:

          J. Keitt Hane
          Wallace Reed
          Paul Dittmer

     (3) From and after the Closing, Siebe-North will assume, honor and perform the sponsor/employer obligations to the North Safety Deferred Compensation Participants under the Siebe Deferred Compensation Plan.

     (4) As soon as practicable after the Closing, Norcross will cause Siebe North -

          (a) To adopt a deferred compensation plan (the "Norcross Deferred Compensation Plan") which, by its terms -

                 (i) Is the successor plan to the Siebe Deferred Compensation Plan with respect to such Continuing Employees;

                 (ii) Is substantially similar to the Siebe Deferred Compensation Plan; and

                 (iii) Permits such North Safety Deferred Compensation Participants to participate in the Norcross Deferred Compensation Plan and to continue to defer all "Deferred Amounts" (as defined in the Siebe Deferred Compensation Plan).

     (5) The Siebe Sellers will cause a portion of the assets held in the Trust Under Siebe plc Deferred Compensation Plan (the "Master Deferred Compensation Trust") for the benefit of the North Safety Deferred Compensation Plan participants to be transferred to a new trust (the "Norcross Deferred Compensation Trust") as follows:

          (a) Norcross will establish the Norcross Deferred Compensation Trust as soon as practicable after the Closing.

          (b) The Siebe Sellers will cause the trustee of the Master Deferred Compensation Trust to calculate the fair market value as of the Closing, in a manner consistent with the trustee's past practice, that portion of the assets of the Master Deferred Compensation Trust that are held on account for the Continuing Employees who are participants

                                                                      Appendix I

                 in the Siebe Deferred Compensation Plan.

          (c) As soon as practicable after the trustee of the Master Deferred Compensation Trust has completed the valuation described in paragraph 5(D)(5)(b) above, the trustee of the Master Deferred Compensation Trust will transfer to the trustee of the Norcross Deferred Compensation Trust an amount (in cash or other property as Norcross and the Siebe Sellers may agree) equal to the amount held on account for the Continuing Employees who are participants in the Siebe Deferred Compensation Plan, together with earnings attributable to such accounts between the Closing and the date of transfer.

E.   WELFARE PLANS

     (1) Siebe North currently sponsors the following welfare plans (the "North Safety Welfare Plans") for the benefit of the Continuing Employees:

          (a) The Siebe North, Inc. Benefit Plan (flexible spending accounts),

          (b) The Siebe North, Inc. Employees Health Plan (medical, dental and prescription drugs),

          (c) The Siebe North, Inc. Plan (which includes life insurance, long-term disability insurance, and accidental death and dismemberment insurance),

          (d) The Siebe North Business Travel Accident Plan (which includes life insurance and long term disability),

          (e)    The Siebe North, Inc., Disability Leave of Absence Policy, and

          (f) The Siebe North, Inc., Salary Continuation Plan for Absence Due to Sickness or Accident (Exempt Salaried Personnel).

     (2) The Siebe North Welfare Plans will continue in effect at and immediately after the Closing and Siebe North will continue to be the sponsor of such plans.

     (3) The Siebe Sellers currently have no duties or obligations with respect to the Siebe North Welfare Plans and will have no duties or obligations with respect to the Siebe North Welfare Plans after the

                                                                      Appendix I

          Closing.

     (4) Norcross will be free to modify, amend, or terminate any or all of the Siebe North Welfare Plans after the Closing as it chooses, but only if
          -

          (a) Such modifications or amendments are in accordance with the terms of the Siebe North Welfare Plan affected as in effect from time to time and in accordance with law, including ERISA;

          (b) Such modifications or amendments continue to give Continuing Employees credit for participation purposes for their prior service with Siebe North or its affiliated companies and/or predecessors as provided in the Siebe North Welfare Plans; and

          (c) Norcross indemnifies the Siebe Sellers and holds the Siebe Sellers harmless from and against any and all liabilities, damages, claims, losses, costs, and expenses (including attorneys' fees) arising solely out of or resulting from any such modification, amendment, or termination.

F.   WELFARE POLICIES

     (1) Siebe North has adopted the following employee welfare policies (collectively, the "Siebe North Welfare Policies") applicable to the Continuing Employees:

          (a)    Vacation benefit and holiday policy;

          (b)    Bereavement leave policy;

          (c)    Jury-pay make up policy;

          (d)    Paid sick leave policy; and

          (e)    Siebe North, Inc. Tuition Assistance policy.

     (2) The Siebe North Welfare Policies will continue in effect at and immediately after the Closing.

     (3) Norcross will be free to modify, amend, or terminate any or all of the Siebe North Welfare Policies after the Closing as it chooses, but only if -

                                                                      Appendix I

          (a) Such modifications or amendments are in accordance with the terms of the affected Siebe North Welfare policy as in effect from time to time and in accordance with law, including ERISA;

          (b) Such modifications or amendments continue to give Continuing Employees credit for participation purposes for their prior service with Siebe North or its affiliated companies and/or predecessors as provided in the affected Siebe North Welfare policy; and

          (c) Norcross indemnifies the Siebe Sellers and holds the Siebe Sellers harmless from and against any and all liabilities, damages, claims, losses, costs, and expenses (including attorneys' fees) arising solely out of or resulting from any such modification, amendment, or termination.

G.   SEVERANCE POLICY

     (1) Siebe North adopted a written severance policy on June 1, 1998, entitled Separation Pay Policy (the "Siebe North Severance Policy").

     (2) The Siebe North Severance Policy will continue in effect after the Closing for a period of at least one year; provided that such policy shall remain in effect indefinitely with respect to the Continuing Employees listed in paragraph 5(G)(3) below.

     (3) If the employment of any of the following Continuing Employees with Siebe North is terminated involuntarily without cause at any time after the Closing, then Norcross will cause Siebe North to assure that such terminated employees' severance benefit under the Siebe North Severance Policy is equal to no less than the number of months' pay (at the terminated employees' base salary pay rate the time of such termination) as indicated below:

            Continuing Employee                Minimum No. of Months
            -------------------                ---------------------
               K. W. Smith                            Six
               T. Hudson                              Six
               P. J. Stupinski                        Six
               W. L. Reed                             Six
               P. Dittmer                             Six
               P. Fredericks                          Six

                                                                      Appendix I

            Continuing Employee                Minimum No. of Months
            -------------------                ---------------------
               R. Stokker                             Six
               T. Kulp                                Six
               S. T. Nakagama                         Six

          In addition, Norcross will cause Siebe North to provide such Continuing Employees with continued medical coverage and (in the case of Messrs. Smith, Hudson, Stupinski, Reed, and Nakagama) a vehicle allowance as currently in effect for the duration of the periods indicated above.

     (4) Norcross will be free after the first anniversary of the Closing to modify, amend, or terminate the Siebe North Severance Plan as it chooses, but only if -

          (a) Such modifications or amendments are in accordance with the terms of the Siebe North Severance Plan as in effect from time to time and in accordance with law, including ERISA;

          (b) Such modifications or amendments continue to give Continuing Employees credit for participation and benefit accrual purposes for their prior service with Siebe North or its affiliated companies and/or predecessors as provided in the Siebe North Severance Plan;

          (c) Norcross indemnifies the Siebe Sellers and holds the Siebe Sellers harmless from and against any and all liabilities, damages, claims, losses, costs, and expenses (including attorneys' fees) arising solely out of or resulting from any such modification, amendment, or termination; and

          (d) Before implementing any such modification, amendment, or termination, Norcross provides the Continuing Employees listed in paragraph 5(G)(3) above severance benefits which are no less favorable than the benefits that would have been provided such Continuing Employees under such paragraph.